Exhibit 10.2

Execution Copy

$250,000,0000
The Industrial Development Authority of Sumter County
Exempt Facilities Revenue Bonds
(Enviva Inc. Project), Series 2022

BOND PURCHASE AGREEMENT

June 30, 2022

The Industrial Development Authority of Sumter County

Sumter County Commission Annex

104 Hospital Drive

Livingston, AL 35470

Attention: Chairman

Ladies and Gentlemen:

Citigroup Global Markets Inc., on behalf of itself and as representative (the “Representative”) of Barclays Capital Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, Truist Securities, Inc. and Loop Capital Markets, LLC (collectively with the Representative, the “Underwriters”), hereby offers to enter into this Bond Purchase Agreement (this “Purchase Agreement”) with The Industrial Development Authority of Sumter County, a public corporation organized under the laws of the State of Alabama (together with its successors and assigns, the “Issuer”), pursuant to the provisions of the Constitution of the State of Alabama (the “State”) and under Chapter 92A of Title 11 of the Code of Alabama (1975) (as amended from time to time, the “Act”), and approved by Enviva Inc., a corporation duly organized and validly existing under and pursuant to the laws of the State of Delaware (the “Company”), whereby the Underwriters will purchase and the Issuer will sell the Bonds (as defined and described below).

The Underwriters are making this offer subject to the acceptance by the Issuer at or before 5:00 P.M., Eastern Time, on the date hereof. If the Issuer accepts this Purchase Agreement, this Purchase Agreement shall be in full force and effect in accordance with its terms and shall bind both the Issuer and the Underwriters. The Underwriters may withdraw this Purchase Agreement upon written notice delivered by the Representative to the Chairman of the Issuer at any time before the Issuer accepts this Purchase Agreement. Capitalized terms used but not defined in this Purchase Agreement are defined in the Indenture (as defined below).

1.             Purchase and Sale. Upon the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein and in the hereinafter defined Indemnity Agreement, the Underwriters hereby agree to purchase from the Issuer, and the Issuer hereby agrees to sell and deliver to the Underwriters, all (but not less than all) of The Industrial Development Authority of Sumter County Exempt Facilities Revenue Bonds (Enviva Inc. Project), Series 2022 (the “Bonds”), at the purchase price of $247,260,927.01 (which is equal to the aggregate principal amount of the Bonds less an underwriting discount of $2,739,072.99).

The Issuer acknowledges and agrees that: (i) the purchase of the Bonds pursuant to this Purchase Agreement is an arm’s-length commercial transaction among the Issuer, the Company, and the Underwriters; (ii) in connection therewith and with the discussions, undertakings and procedures leading up to the consummation of such transaction, the Underwriters are and have been acting solely as a principal and are not acting as the agent, advisor, fiduciary or Municipal Advisor (as defined in Section 15B of the Securities Exchange Act of 1934, as amended) of the Issuer or the Company; (iii) the Underwriters have not assumed an advisory or fiduciary responsibility in favor of the Issuer or the Company with respect to the offering contemplated hereby or the discussions, undertakings and procedures leading thereto (irrespective of whether the Underwriters have provided other services or are currently providing other services to the Issuer or the Company on other matters) and the Underwriters have no obligation to the Issuer or the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Purchase Agreement; and (iv) the Issuer has consulted its own legal, financial and other advisors to the extent it has deemed appropriate.

2.            Description and Purpose of the Bonds. The Bonds have been authorized pursuant to the Constitution and laws of the State and particularly the Act. The Bonds shall be dated the date of delivery. The Bonds shall be issued and secured under and pursuant to the Indenture of Trust dated as of July 1, 2022 (the “Indenture”), by and between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”). The proceeds of the Bonds will be loaned to the Company pursuant to a Loan and Guaranty Agreement dated as of July 1, 2022 and effective as of the Closing Date (as defined below) (the “Loan Agreement”) by and among the Company, certain subsidiaries of the Company, and the Issuer.

The proceeds of the sale of the Bonds will be used to finance the acquisition, construction, and equipping of solid waste disposal facilities, including wood fuel pellet manufacturing facilities to be located at 785 Port of Epes Highway, Livingston, Alabama 35470 (the “Project”), and (b) paying certain costs and expenses related to the issuance of the Bonds.

The Bonds will be secured pursuant to the provisions of the Act and the Indenture. Contemporaneously herewith, (i) the Company has delivered to the Underwriters and the Issuer the Representation and Indemnity Agreement, substantially in the form attached hereto as Appendix A (the “Indemnity Agreement”), signed by a duly authorized representative of the Company, requesting the issuance, sale and delivery of the Bonds on the terms and conditions set forth herein and in the hereinafter defined Official Statement.

The Bonds shall mature in the years, bear interest, be purchased at the prices and be subject to optional and mandatory sinking fund redemption at the times and in the amounts, all as set forth in Schedule I attached hereto. The authorized denominations, payment dates, and other details and particulars of the Bonds shall be as described in the Indenture and the Official Statement.

3.            Public Offering. The Underwriters agree to make a bona fide public offering of the Bonds at a price not in excess of the initial offering price or prices or yields not less than the yields set forth on the inside cover page of the printed paper form of the Official Statement.

4.            Delivery of the Official Statement and Other Documents.

(a)           The Issuer has delivered or caused to be delivered to the Underwriters copies of the Preliminary Official Statement dated June 21, 2022, which, together with the cover page and appendices thereto and as amended or supplemented to date, is herein referred to as the “Preliminary Official Statement.” It is acknowledged by the Issuer that the Underwriters may deliver the Preliminary Official Statement and a final Official Statement electronically over the internet on the website of Imagemaster, LLC at www.munios.com and in printed paper form. For purposes of this Purchase Agreement, the printed paper form of the Preliminary Official Statement and the Official Statement are deemed controlling. The Issuer deems the sections of the Preliminary Official Statement under the captions “THE ISSUER” and “LITIGATION – The Issuer” final as of the date of the Preliminary Official Statement and as of the date hereof for purposes of Rule 15c2-12 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 15c2-12”), except for any information which is permitted to be omitted therefrom in accordance with paragraph (b)(1) thereof. It is acknowledged and agreed by the Underwriters that the Issuer is a conduit issuer and has not prepared or assisted in the preparation of the Official Statement, and is not responsible for any statements made therein, except for the information contained under the captions “THE ISSUER” and “LITIGATION—The Issuer”.

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(b)            Within seven (7) business days from the date hereof, and in any event not later than two (2) business days before the Closing Date, the Issuer (at the expense of the Company) shall deliver to the Underwriters a final Official Statement relating to the Bonds dated the date hereof (such Official Statement, including the cover page, and all appendices attached thereto, together with all information previously permitted to have been omitted by Rule 15c2-12 and any amendments or supplements and statements incorporated by reference therein or attached thereto, as have been approved by the Issuer, Issuer’s Counsel, Bond Counsel, and the Underwriters, is referred to herein as the “Official Statement”) and such additional conformed copies thereof as the Underwriters may reasonably request in sufficient quantities to comply with Rule 15c2-12 and rules of the Municipal Securities Rulemaking Board (“MSRB”) and to meet potential customer requests for copies of the Official Statement. The Representative agrees to file a copy of the Official Statement, including any supplements, with the MSRB on its Electronic Municipal Markets Access (“EMMA”) system. The Official Statement shall be in substantially the same form as the Preliminary Official Statement and, other than information previously permitted to have been omitted by Rule 15c2-12, the Issuer shall only make such other additions, deletions, revisions and recent developments in the Official Statement as shall be approved by the Representative. The Underwriters hereby agree to cooperate and assist in the preparation of the Official Statement. The Issuer hereby agrees to deliver (at the expense of the Company) to the Underwriters an electronic copy of the Official Statement in a form that permits the Underwriters to satisfy its obligations under the rules and regulations of the MSRB and the U.S. Securities and Exchange Commission (“SEC”). The Issuer hereby ratifies, confirms and approves the use and distribution by the Underwriters before the date hereof of the Preliminary Official Statement and hereby authorizes the Underwriters to use the Official Statement and the Indenture in connection with the public offering and sale of the Bonds; provided, however, that nothing herein shall constitute any representation, warranty or agreement of the Issuer that any information in the Preliminary Official Statement or the Official Statement (except information in the Preliminary Official Statement and the Official Statement under the captions “THE ISSUER” and “LITIGATION – The Issuer”) or the Indenture or the Loan Agreement is accurate or does not contain any untrue or misleading statement or omit any statement necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading.

(c)            At the time of acceptance and approval of this Purchase Agreement, the Company will deliver or cause to be delivered to the Underwriters and the Issuer the Indemnity Agreement manually executed on behalf of the Company by its duly authorized representative accepted and confirmed by the Underwriters and the Issuer by their respective duly authorized representatives.

(d)            In order to assist the Underwriters in complying with Rule 15c2-12, the Company will undertake, pursuant to the Continuing Disclosure Agreement, dated as of July 1, 2022 (the “Disclosure Agreement”), by the Company and the Trustee, as dissemination agent, to provide annual financial information and notices of the occurrence of specified events. A description of the Disclosure Agreement is set forth in, and a form of such agreement is attached as an appendix to, the Preliminary Official Statement and the Official Statement.

5.            Representations. (a)  The Issuer represents to and agrees with the Underwriters that:

(i)            The Issuer is duly organized and validly existing, with full legal right, power and authority to issue, sell and deliver the Bonds to the Underwriters pursuant to the Indenture, and execute, deliver and perform its obligations, as the case may be, under this Purchase Agreement, the Indenture, the Bonds, the Loan Agreement and the Tax Regulatory Agreement of the Issuer, the Company, and Enviva Pellets Epes, LLC dated the Closing Date, as to certain federal tax matters under Section 148 of the Code (the “Tax Regulatory Agreement”) and any other document to which the Issuer is a party and which is required in connection with the financing of the Project in the name and on behalf of the Issuer (collectively, the “Issuer Documents”) and to perform and consummate all obligations and transactions required or contemplated by each of the Issuer Documents.

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(ii)            The Issuer has taken all necessary action and complied with all provisions of the constitution and laws of the State required to make the Issuer Documents the valid special revenue limited obligations of the Issuer that they purport to be, and, when executed and delivered by the Issuer and the other parties thereto, the Issuer Documents, including this Purchase Agreement and the Indenture, will, assuming due authorization, execution and delivery by the other parties thereto, constitute legal, valid and binding special obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms (subject to applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors’ rights or remedies).

(iii)            The Bonds, when duly issued and authenticated in accordance with the Indenture and delivered to the Underwriters as provided herein, will be validly issued and outstanding special revenue obligations of the Issuer, entitled to the benefits of the Indenture and payable from the sources therein specified.

(iv)            By official action of the Issuer prior to or concurrently with the acceptance hereof, the Issuer has approved and authorized the distribution of the Preliminary Official Statement and authorized and approved the execution and delivery of the Issuer Documents and the consummation by the Issuer of the transactions contemplated thereby.

(v)            All meetings of the board of directors of the Issuer at which action was taken in connection with the Issuer Documents and the Bonds were duly and legally called and held meetings, and were open to the public at all times, and notice of the time and place of each such meeting was given as required by law.

(vi)            The Issuer has executed and delivered, or will execute and deliver on or before the Closing Date, each of the Issuer Documents. The Bonds and each of the Issuer Documents constitute, or will, as of the Closing Date, constitute, legal, valid and binding special obligations of the Issuer enforceable against the Issuer in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting creditors’ rights or remedies heretofore or hereafter enacted. The Bonds and each of the Issuer Documents have been executed and delivered, or will be executed and delivered on or before the Closing Date, by the Issuer and are currently in full force and effect or, as of the Closing Date, will be in full force and effect, with respect to the Issuer.

(vii)            The execution and delivery of the Issuer Documents and the signing and acceptance of the Indemnity Agreement will not conflict with or constitute a breach of, or default under, any indenture, commitment, agreement or other instrument to which the Issuer is a party or by which it is bound, or under any existing law, rule, regulation, ordinance, judgment, order or decree to which the Issuer (or any of its officers or directors, in their respective capacities as such) is subject or under any provision of any law of the State relating to the Issuer.

(viii)            The Issuer is not in breach of or default under any applicable law or administrative regulation of the State or the United States or any applicable judgment or decree or administrative ruling or any agreement, resolution, certificate or other instrument to which the Issuer is a party or is otherwise subject, which breach or default would in any way adversely affect the transaction contemplated by the Issuer Documents or the issuance of the Bonds, and no event has occurred and is continuing which with the passage of time or the giving of notice, or both, would constitute such a breach of or default under any such instrument.

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(ix)            All approvals, consents and orders of any governmental authority, board, agency, council, commission or other body having jurisdiction which would constitute a condition precedent to the performance by the Issuer of its obligations hereunder and under the Bonds and the Issuer Documents have been obtained; provided, that the Issuer makes no representations as to any approvals, consents, orders or other actions which may be necessary to qualify the Bonds for offer and sale under Blue Sky or other state securities laws or regulations.

(x)            Any certificates executed by any official of the Issuer and delivered to the Underwriters pursuant hereto or in connection herewith shall be deemed a representation and warranty of the Issuer as to the accuracy of the statements therein made.

(xi)            Except for information which is permitted to be omitted pursuant to Rule 15c2-12(b)(1), the information in the Preliminary Official Statement under the captions “THE ISSUER” and “LITIGATION—The Issuer” is, as of its date and as of the date hereof, true and correct in all material respects and did not and does not contain any untrue or misleading statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Issuer has not confirmed and assumes no responsibility for the accuracy or completeness of any of the information in the Preliminary Official Statement other than the information relating to the Issuer under those captions.

(xii)            The information in the Official Statement under the captions “THE ISSUER” and “LITIGATION—The Issuer” is, as of its date and at all times after the date of the Official Statement up to and including the Closing Date will be, true and correct in all material respects and will not contain any untrue or misleading statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Issuer has not confirmed and assumes no responsibility for the accuracy or completeness of any of the information in the Official Statement other than the information relating to the Issuer under those captions.

(xiii)            If the Official Statement is supplemented or amended, at the time of each supplement or amendment thereto and (unless subsequently again supplemented or amended) at all times subsequent thereto up to and including the time of the Closing (as defined below), the information in the Official Statement under the captions “THE ISSUER” and “LITIGATION – The Issuer” as so supplemented or amended will be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xiv)            If between the date hereof and the time of Closing, any event shall occur which might or would cause the information in the Official Statement under the captions “THE ISSUER” and “LITIGATION – The Issuer”, as then supplemented or amended, to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuer shall notify the Underwriters thereof, and if, in the opinion of the Representative, such event requires the preparation and publication of a supplement or amendment to the Official Statement, the Issuer shall promptly (and in any event before the Closing) prepare and furnish (at the expense of the Company) a reasonable number of copies of an amendment of or supplement to the Official Statement in form and substance satisfactory to the Representative. The Issuer shall advise the Underwriters promptly of the institution of any proceedings known to it by any governmental agency prohibiting or otherwise affecting the use of the Preliminary Official Statement or the Official Statement in connection with the offering, sale or distribution of the Bonds.

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(xv)            Except as described in the Official Statement, no litigation, proceeding or official investigation of any governmental or judicial body is pending against the Issuer or, to the knowledge of the Issuer, threatened against the Issuer, (i) seeking to restrain or enjoin the issuance, sale or delivery of any of the Bonds, or the payment or collection of any amounts pledged or to be pledged to pay the principal of and interest on the Bonds, (ii) in any way contesting or affecting any authority for the issuance of the Bonds or the validity or binding effect of the Bonds or any of the Issuer Documents, (iii) which is in any way contesting the creation, existence, powers or jurisdiction of the Issuer or the validity or effect of the Indenture or the Act or any provision thereof or the application of the proceeds of the Bonds or (iv) which, if adversely determined, could materially adversely affect the transactions contemplated by the Official Statement or any of the Legal Documents (hereinafter defined).

(xvi)            The Issuer has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Issuer is a bond issuer whose arbitrage certificates may not be relied upon.

It is understood that the representations, warranties and agreements of the Issuer contained in this Section and elsewhere in this Purchase Agreement shall not create any general obligation or liability of the Issuer, and that any obligation or liability of the Issuer hereunder or under the Issuer Documents is payable solely out of the revenues and other income pledged therefor and that no past, present or future member, officer, agent or employee of the Issuer shall be personally liable for any such obligation or liability. It is further understood and agreed that the Issuer makes no representations or warranties, except as set forth above, as to the Preliminary Official Statement and the Official Statement or as to (i) the financial condition, results of operation, business or prospects of the Company, (ii) any statements (financial or otherwise), representations, documents or certifications provided or to be provided by the Company in connection with the offer or sale of the Bonds, or (iii) the correctness, completeness or accuracy of such statements, representations, documents or certifications.

6.            Closing. At 10:00 A.M., Eastern Time, on July 15, 2022, or at such other time or date as the Representative and the Issuer may mutually agree upon (the “Closing Date”), the Issuer will deliver or cause to be delivered to the Underwriters, at the offices of Maynard Cooper & Gale, P.C., Birmingham, Alabama or at such other place as the Representative and the Issuer may mutually agree upon, the Bonds, through the facilities of The Depository Trust Company, New York, New York (“DTC”), duly executed and authenticated, and the other documents specified in Section 7 (the “Closing”). At the Closing, (a) upon satisfaction of the conditions herein specified, the Underwriters shall accept the delivery of the Bonds, and pay the purchase price therefor in federal funds payable to the order of the Trustee for the account of the Issuer and (b) the Issuer shall deliver or cause to be delivered the Bonds to the Underwriters through the facilities of DTC in definitive or temporary form, duly executed by the Issuer and in the authorized denominations as specified by the Underwriters at the Closing and the Issuer shall deliver the other documents hereinafter mentioned. The Bonds shall be made available to the Underwriters at least one (1) business day before the Closing Date for purposes of inspection.

7.            Conditions Precedent. The Representative has entered into this Purchase Agreement in reliance upon (i) the representations and agreements of the Issuer contained herein and the performance by the Issuer of its obligations hereunder, both as of the date hereof and as of the Closing Date and (ii) the representations and agreements of the Company contained herein and in the Indemnity Agreement and the performance by the Company of its obligations hereunder and under the Indemnity Agreement, both as of the date hereof and as of the Closing Date.

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(a)            The Underwriters’ obligations under this Purchase Agreement are and shall be subject to the following further conditions:

(i)            The representations of the Issuer contained herein shall be true, complete and correct in all material respects on the date of acceptance hereof and on and as of the Closing Date.

(ii)           At the time of the Closing, the Official Statement, this Purchase Agreement, the Indenture, the Bonds, the Loan Agreement, the Promissory Note, dated the Closing Date from the Company in favor of the Issuer which evidences the obligation of the Company to repay amounts loaned by the Issuer to the Company under the Loan Agreement equal to the principal of, premium, if any, and interest on the Bonds (the “Note”), the Disclosure Agreement, the Indemnity Agreement and any other applicable agreement to which the Issuer or the Company is a party (collectively, the “Legal Documents”) and all other contracts, documents, agreements and legislation referred to in the Official Statement relating to the Project or the issuance of the Bonds or securing the Bonds shall be in full force and effect and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Representative.

(iii)          The Issuer shall perform or have performed all of its obligations required under or specified in the Issuer Documents and the Official Statement to be performed at or prior to the Closing.

(iv)          The Issuer shall have delivered to the Underwriters final Official Statements by the time, and in the numbers, required by Section 4 of this Purchase Agreement.

(v)           As of the date hereof and at the time of Closing, all necessary official action of the Issuer relating to the Issuer Documents and the Official Statement shall have been taken and shall be in full force and effect and shall not have been amended, modified or supplemented in any material respect.

(vi)          After the date hereof, up to and including the time of the Closing, there shall not have occurred any change in or particularly affecting the Issuer, the Act, the Legal Documents, the Trust Estate or the Bonds as the foregoing matters are described in the Official Statement, which in the reasonable professional judgment of the Representative materially impairs the investment quality of the Bonds.

(vii)         The Company shall have performed all of its obligations and agreements under the Indemnity Agreement at or prior to the Closing Date, and the representations and warranties of the Company therein shall be accurate in all material respects as of the date thereof and accurate in all material respects as if made on and as of the Closing Date.

(viii)        There shall have been executed and delivered to the Trustee the Legal Documents. The appropriate documents and financing statements relating to the Legal Documents shall have been filed in such manner and in such places as are required by law or reasonably requested by the Trustee to establish, preserve, protect and perfect the lien of the Legal Documents, as applicable, as a valid first lien on the collateral covered thereby, and all taxes, fees and other charges in connection with the execution, delivery or filing of the Legal Documents, as applicable, and such financing statements shall have been duly paid.

(ix)           At or prior to the Closing, the Underwriters shall receive the following documents (in each case with only such changes as the Representative shall approve):

(1)            The approving opinion of Maynard Cooper & Gale, P.C. (“Bond Counsel”) relating to the Bonds and the excludability from gross income of interest thereon, dated the Closing Date and addressed to the Issuer, the Trustee and the Underwriters, substantially in the form attached as APPENDIX B to the Official Statement;

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(2)            The supplemental opinion of Bond Counsel, addressed to the Underwriters, dated the Closing Date, to the effect that:

(A)            the statements contained in the Preliminary Official Statement, as of its date and as of the date of the Purchase Agreement, and in the Official Statement, as of its date and as of the Closing Date, on the cover page and in the sections entitled “Introductory Statement,” “Estimated Sources and Uses of Funds,” “The SERIES 2022 Bonds” (other than the information concerning DTC and the book-entry system), “Security and Sources of Payment for the Bonds”, “THE Loan Agreement and the Note”, “The Indenture”, “Tax Matters”, “APPENDIX A - Forms of Indenture and Loan Agreement” and “APPENDIX B - Form of Bond Counsel Opinion”, insofar as such statements expressly summarize certain provisions of the Indenture, the Bonds, the Loan Agreement, the Note, certain laws of the State of Alabama and federal and State of Alabama income taxation on the Bonds, are fair and accurate in all material respects; and

(B)            the initial offering of the Bonds is not subject to the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Indenture is exempt from qualification pursuant to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(3)            The opinion of Vinson & Elkins LLP, counsel to the Company, dated the Closing Date and addressed to the Representative, in form and substance satisfactory to the Representative and its counsel, which form of opinion is attached hereto as Appendix B, which may be relied on by Bond Counsel in preparation of their opinion;

(4)            The opinion of Maynard Cooper & Gale, P.C., special Alabama counsel to the Company, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel and the Issuer, concerning the enforceability of all of the Legal Documents to which the Company is a party (the “Company Agreements”);

(5)            The negative assurance letter of Maynard Cooper & Gale, P.C., special Alabama counsel to the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters and its counsel and the Issuer, that in connection with the preparation of the Preliminary Official Statement and the Official Statement, no fact has come to its attention which leads it to believe that the Preliminary Official Statement, as of its date and as of the date of the Purchase Agreement, or the Official Statement, as of the date of such Official Statement and as of the Closing Date (except for the sections of the Official Statement entitled “THE ISSUER,” “THE COMPANY,” “THE FACILITY,” “MATERIAL EXISTING INDEBTEDNESS,” “THE SERIES 2022 BONDS – Self-Designation of the Series 2022 Bonds as Green Bonds,” “CONTINUING DISCLOSURE,” “RATINGS,” “LITIGATION – The Issuer,” “LITIGATION – The Company,” “UNDERWRITING,” “APPENDIX C – Form of Continuing Disclosure Agreement”, and “APPENDIX D – Company’s Green Financing Framework and S&P Second Party Opinion” , except for the risk factors incorporated by reference from the Company’s securities filings in the section of the Preliminary Official Statement and the Official Statement entitled “CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS – Risk Factors Related to the Company – Risk Factors Related to the Company and the Company’s Ability to Satisfy its Obligations under the Loan Agreement with respect to the Series 2022 Bonds”, and any CUSIP numbers, financial or economic data or forecasts, estimates, projections, assumptions or expressions of opinion, and any information about or references to the book-entry system, DTC, tax-exemption of interest on the Bonds, the Underwriters and the Issuer, as to which no view or opinion is expressed) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(6)            The opinion of Watkins Cross, LLC, counsel to the Issuer, dated the Closing Date and addressed to the Underwriters, the Issuer and Bond Counsel, in the form attached hereto as Appendix C;

(7)            The opinion of Ballard Spahr LLP, counsel to the Underwriters, dated the Closing Date and addressed to the Representative, and covering such matters as the Representative may reasonably request;

(8)            A certificate, dated the Closing Date, signed by the Chairman of the Issuer to the effect that: (a) the representations and warranties of the Issuer contained herein are true and correct in all material respects as of the Closing Date; (b) the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Issuer Documents at or prior to the Closing Date; (c) no event of default has occurred and is continuing, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an event of default, by the Issuer pursuant to the Issuer Documents, which default would in any material way adversely affect the transactions contemplated by the Issuer Documents or the issuance of the Bonds; (d) the Issuer Documents have been duly authorized and executed and are in full force and effect; (e) except as described in the Official Statement, no litigation is pending or, to his or her knowledge, threatened (i) seeking to restrain or enjoin the issuance or delivery of any of the Bonds, (ii) in any way contesting or affecting any authority for the issuance of the Bonds or the validity of the Bonds, or any Issuer Document, (iii) in any way contesting the creation, existence or powers of the Issuer or the validity or effect of the Act or any provision thereof or the application of the proceeds of the Bonds, or (iv) which, if adversely determined, could materially adversely affect the transactions contemplated by the Official Statement or any Issuer Document; (f) to the best of his or her knowledge, no event affecting the Issuer has occurred since the date of the Official Statement which should be disclosed in the Official Statement in order to make the statements and information in the Official Statement under the captions “THE ISSUER” and “LITIGATION—The Issuer” not misleading in any material respect; and (g) to the best of his or her knowledge, the statements and information in the Official Statement as of its date and as of the Closing Date under the captions “THE ISSUER” and “LITIGATION—The Issuer” did not and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(9)            A certificate of the Issuer, signed by an authorized representative of the Issuer satisfactory to the Representative and dated the Closing Date, to the effect that attached to such certificate as an appendix is a true specimen of the Bonds;

(10)           A certificate of the Company, signed by an authorized representative of the Company satisfactory to the Representative and the Issuer and dated the Closing Date, to the effect that (A) each of the representations and warranties of the Company contained in the Company Agreements is true and complete in all material respects on and as of the Closing Date; (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Company Agreements at or prior to the Closing Date; (C) no event of default has occurred and is continuing, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an event of default, by the Company pursuant to the Company Agreements; (D) except as disclosed in the Official Statement, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to its knowledge, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would materially and adversely affect the validity or enforceability of the Company Agreements or which would reasonably be expected to have a material and adverse effect on the business, assets or financial condition of the Company; (E) the information contained in the Official Statement (other than under the headings “THE ISSUER,” “THE BONDS – Book-Entry-Only System,” “TAX MATTERS,” “LITIGATION – The Issuer” and “UNDERWRITING” and in “APPENDIX B - Form of Bond Counsel Opinion”) is accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained in the Official Statement, in the light of the circumstances under which they were made, not misleading; (F) no event has occurred since the date of the Official Statement which either makes untrue or incorrect in any material respect, as of the Closing Date, any statement or information contained in the Official Statement (other than under the headings “THE ISSUER,” “THE BONDS – Book-Entry-Only System,” “TAX MATTERS,” “LITIGATION – The Issuer” and “UNDERWRITING” and in “APPENDIX B – Form of Bond Counsel Opinion”), or is not reflected in the Official Statement but should be reflected therein in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; (G) no authority or proceeding for the execution of the Company Agreements has been repealed, revoked, rescinded or materially amended; and (H) the Company Agreements have been duly authorized, executed and delivered by the Company, are in full force and effect and are binding, enforceable obligations of the Company, and, except to the extent to which the Underwriters and the Issuer have given written consent, have not been amended, modified or repealed since their date of execution;

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(11)            Executed or certified copies of the Legal Documents;

(12)            The Tax Regulatory Agreement, in form satisfactory to Bond Counsel, executed by such officials of the Issuer, the Company, and Enviva Pellets Epes, LLC as shall be satisfactory to the Representative;

(13)            Materials, satisfactory to the Representative and its counsel, supporting the excludability of interest on the Bonds from gross income for federal income tax purposes, including, without limitation, a certificate of the Issuer, signed by an authorized representative of the Issuer satisfactory to the Representative and dated the Closing Date, regarding evidence of any public hearings held regarding the Bonds and the Project and published notices with respect thereto; extracts from the record of any such hearings; any elected executive official or legislative approval of the Bonds; evidence of the use of proceeds of the Bonds in conformance with the arbitrage requirements of the Code; evidence of volume cap allocation pursuant to Section 146 of the Code; and evidence of the satisfaction of all requirements under the Code with respect to solid waste disposal facilities;

(14)            Evidence of the proper filing of any necessary security instruments, including any financing statements, and the taking of any other action under the Uniform Commercial Code as in effect in the State, and any other state in which property of the Company may be, or is expected to be, located, to perfect the liens and security interests created by the applicable Legal Documents;

(15)            With respect to the Issuer, a copy of the resolution adopted on behalf of the Issuer relating to the authorization of the Issuer Documents, and evidence of any required publication of notice or public hearings held in connection therewith, accompanied by a certificate of the appropriate official of the Issuer to the effect that such Issuer resolution has been duly authorized, has not been modified and is in full force and effect as of the Closing Date;

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(16)            With respect to the Company, a copy of the certificate of incorporation certified as true and correct by the Company as of the Closing Date; a copy of the approving resolutions of the board of directors of the Company relating to and approving the Company Agreements, accompanied by a certificate of an appropriate official of the Company to the effect that such approving resolutions have been duly authorized, have not been modified and are in full force and effect; and a certificate of the Secretary of State of the State of Delaware as to the good standing of the Company, as of the close of business on a date as near as reasonably practicable to the Closing Date;

(17)            A certificate of an authorized officer of the Trustee, as trustee, dated as of the Closing Date, to the effect that: (a) the Trustee is a national banking association organized and existing under and by virtue of the laws of the United States of America, having the full power and being qualified to enter into and perform its duties under the Indenture and to authenticate and deliver the Bonds to the Underwriters; (b) the Trustee is duly authorized to enter into the Indenture and to authenticate and deliver the Bonds to the Underwriters pursuant to the Indenture; (c) when delivered to and paid for by the Underwriters at the Closing, the Bonds will have been duly authenticated and delivered by the Trustee; (d) the execution and delivery of the Indenture and compliance with the provisions on the Trustee’s part contained therein, will not conflict with or constitute a breach of or default under any law, administrative regulation, judgment, decree, loan agreement, indenture, note, resolution, agreement or other instrument to which the Trustee is a party or is otherwise subject (except that no representation, warranty or agreement is made with respect to any federal or state securities or blue sky laws or regulations), which conflict, breach or default would materially impair the ability of the Trustee to perform its obligations under the Indenture, nor will any such execution, delivery, adoption or compliance result in the creation or imposition of any lien, charge or other security interest or encumbrance of any nature whatsoever upon any of the properties or assets held by the Trustee pursuant to the lien created by the Indenture under the terms of any such law, administrative regulation, judgment, decree, loan agreement, indenture, bond, note, resolution, agreement or other instrument, except as provided by the Indenture; and (e) to the best of the knowledge of the Trustee, it has not been served with any action, suit, proceeding, inquiry or investigation in law or in equity, before or by any court, governmental agency, public board or body, nor is any such action or other proceeding threatened against the Trustee, affecting the existence of the Trustee, or the titles of its officers to their respective offices or seeking to prohibit, restrain, or enjoining the execution and delivery of the Bonds or the collection of revenues to be applied to pay the principal, premium, if any, and interest with respect to the Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Indenture, or contesting the powers of the Trustee or its authority to enter into, adopt or perform its obligations under any of the foregoing to which it is a party, wherein an unfavorable decision, ruling or funding would materially adversely affect the validity or enforceability of the Indenture or the power and authority of the Trustee to enter into and perform its duties under the Indenture and to authenticate and deliver the Bonds to or upon the order of the Underwriters;

(18)            A certificate of the Trustee, signed by an authorized representative of the Trustee satisfactory to the Representative and dated the Closing Date, to the effect that (A) pursuant to the terms of the Indenture, the Trustee has duly accepted the office of trustee; (B) attached to the certificate as an appendix thereto is evidence of authority to act as Trustee, (C) the Trustee has received all of the documents specified in the Indenture that are prerequisite to its authentication and delivery of the Bonds; (D) the Trustee’s Certificate of Authentication on the Bonds has been duly executed on behalf of the Trustee by a duly authorized signatory of the Trustee; (E) the Bonds have been delivered to and paid for by the Underwriters; and (F) the proceeds of the Bonds have been credited in accordance with the Indenture;

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(19)            Evidence that a Form 8038 relating to the Bonds has been executed by the Issuer and will be filed with the Internal Revenue Service (the “IRS”) within the applicable time limit;

(20)            Evidence that Moody’s Investors Service has issued a rating for the Bonds which is not lower than “B1”, that S&P Global Ratings, a division of S&P Global, has issued a rating for the Bonds which is not lower than “B+” and that Fitch Ratings, Inc., has issued a rating for the Bonds which is not lower than “BB-”;

(21)            A copy of the Preliminary Blue Sky Survey and Final Blue Sky Survey with respect to the Bonds;

(22)            A copy of the Issuer’s executed Blanket Letter of Representation to The Depository Trust Company; and

(23)            Such additional certificates, proceedings, instruments and other documents as the Representative, counsel for the Underwriters or Bond Counsel may reasonably request to evidence (A) compliance by the Issuer with legal requirements, (B) the truth and accuracy, as of the time of Closing, of the representations of the Issuer herein contained and the representation of the Company contained in the Indemnity Agreement and (C) the due performance or satisfaction by the Issuer and the Company at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by the Issuer and the Company, respectively.

8.            Termination.

(a)            If the Issuer shall be unable to satisfy the conditions of the Underwriters obligations contained in this Purchase Agreement or if the Underwriters’ obligations shall be terminated for any reason permitted by this Purchase Agreement, this Purchase Agreement may be cancelled by the Representative at, or at any time before, the time of the Closing. Notice of such cancellation shall be given by the Representative to the Issuer and the Company in writing, or by telephone confirmed in writing. The performance by the Issuer or the Company of any and all conditions contained in this Purchase Agreement for the benefit of the Underwriters may be waived by the Underwriters.

(b)            The Underwriters shall also have the right, before the time of Closing, to cancel its obligations to purchase the Bonds, by written notice by the Representative to the Issuer, if between the date hereof and the time of Closing:

(i)            An event shall occur which makes untrue or incorrect in any material respect, as of the time of such event, any statement or information contained in the Official Statement or which is not reflected in the Official Statement but should be reflected therein in order to make the statements contained therein in the light of the circumstances under which they were made not misleading in any material respect; or

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(ii)            The marketability of the Bonds or the market prices of the Bonds or the ability of the Underwriters to enforce contracts for the sale of the Bonds shall have been materially and adversely affected, in the professional judgment of the Representative, by any of the following events:

(1)            An amendment to the Constitution of the United States or the State shall have been passed or legislation shall have been introduced in or enacted by the Congress of the United States or the legislature of any state having jurisdiction of the subject matter or legislation pending in the Congress of the United States shall have been amended or legislation shall have been recommended to the Congress of the United States or to any state having jurisdiction of the subject matter or otherwise endorsed for passage (by press release, other form of notice or otherwise) by the President of the United States, the Treasury Department of the United States, the Internal Revenue Service or the Chairman or ranking minority member of the Committee on Finance of the United States Senate or the Committee on Ways and Means of the United States House of Representatives, or legislation shall have been proposed for consideration by either such Committee by any member thereof or presented as an option for consideration by either such Committee by the staff of such Committee or by the staff of the joint Committee on Taxation of the Congress of the United States, or legislation shall have been favorably reported for passage to either House of the Congress of the United States by a Committee of such House to which such legislation has been referred for consideration, or a decision shall have been rendered by a court of the United States or of the State or the Tax Court of the United States, or a ruling shall have been made or a regulation or temporary regulation shall have been proposed or made or any other release or announcement shall have been made by the Treasury Department of the United States, the Internal Revenue Service or other federal or State authority, with respect to federal or State taxation upon revenues or other income of the general character to be derived by the Issuer or upon interest received on obligations of the general character of the Bonds which, in the judgment of the Representative, may have the purpose or effect, directly or, indirectly, of affecting the tax status of the Issuer, the property or income of the Company, the securities of the Issuer or the Company (including the Bonds) or the interest thereon, or any tax exemption granted or authorized by State legislation; or

(2)            The declaration of war or engagement in or escalation of military hostilities by the United States or the occurrence or escalation of any other national emergency or calamity or terrorism affecting the operation of the government of, or the financial community in, the United States or elsewhere; or

(3)            a downgrade of the sovereign debt rating of the United States by any major credit rating agency or payment default on United States Treasury obligations; or

(4)            a default with respect to the debt obligations of, or the institution of proceedings under any federal bankruptcy laws by or against any state of the United States or any city, county or other political subdivision located in the United States having a population of over 1,000,000; or

(5)            The declaration of a general banking moratorium by federal, New York or Alabama authorities; or

(6)            The occurrence or escalation of a major financial crisis, a material disruption in commercial banking or securities settlement or clearance services, or a material disruption or deterioration in the fixed income or municipal securities market; or

(7)            Additional material restrictions not in force or being enforced as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange; or

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(8)            The general suspension of trading, minimum or maximum prices for trading shall have been fixed and be in force or maximum ranges or prices for securities shall have been required on the New York Stock Exchange or other national stock exchange whether by virtue of a determination by that exchange or by order of the SEC or any other governmental agency having jurisdiction or any national securities exchange; or

(iii)          Legislation enacted, introduced in the Congress or recommended for passage by the President of the United States, or a decision rendered by a court established under Article III of the Constitution of the United States or by the Tax Court of the United States, or an order, ruling, regulation (final, temporary or proposed) or official statement issued or made by or on behalf of the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter shall have been made or issued to the effect that the Bonds, other securities of the Issuer or obligations of the general character of the Bonds are not exempt from registration under the 1933 Act, or that the Indenture is not exempt from qualification under the Trust Indenture Act; or

(iv)          Any change in or affecting the Issuer, the Company, the Act, the Legal Documents, the Trust Estate or the Bonds as the foregoing matters are described in the Official Statement, which in the professional judgment of the Representative materially impairs the investment quality of the Bonds; or

(v)           An order, decree or injunction of any court of competent jurisdiction, issued or made to the effect that the issuance, offering or sale of obligations of the general character of the Bonds, or the issuance, offering or sale of the Bonds, including any or all underlying obligations, as contemplated hereby or by the Preliminary Official Statement or the Official Statement, is or would be in violation of any applicable law, rule or regulation, including (without limitation) any provision of applicable federal securities laws as amended and then in effect; or

(vi)          A stop order, ruling, regulation, proposed regulation or statement by or on behalf of the SEC or any other governmental agency having jurisdiction of the subject matter shall have been issued or made or any other event occurs, the effect of which is that the issuance, offering, sale or distribution of the Bonds, or the execution and delivery of any Legal Documents, as contemplated hereby or by the Preliminary Official Statement or the Official Statement, is or would be in violation of any applicable law, rule or regulation, including (without limitation) any provision of applicable federal securities laws, including the 1933 Act, the Securities Exchange Act of 1934 or the Trust Indenture Act, each as amended and as then in effect; or

(vii)         Any litigation shall be instituted or be pending at the time of the Closing to restrain or enjoin the issuance, sale or delivery of the Bonds, or in any way contesting or affecting any authority for or the validity of the proceedings authorizing and approving the Bonds, the Act, the Legal Documents or the existence or powers of the Issuer with respect to its obligations under the Issuer Documents or the Bonds; or

(viii)        (A) A downgrade or suspension by any rating agency currently rating any debt securities issued by (or for the benefit of) the Company (a “Rating Agency”) of its rating of such debt securities of the Company, or (B) there shall have been any official statement as to a possible downgrading (such as being placed on “credit watch” or “negative outlook” or any similar qualification) of any rating by a Rating Agency of any debt securities issued by (or for the benefit of) the Company, including the Bonds.

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9.            Amendments to Official Statement. During the period commencing on the Closing Date and ending twenty-five (25) days from the end of the underwriting period, the Issuer shall advise the Underwriters if any event relating to or affecting the information in the Official Statement under the captions “THE ISSUER” or “LITIGATION – The Issuer” shall occur as a result of which it may be necessary or appropriate to amend or supplement the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or “potential customer” (as defined for purposes of Rule 15c2-12). If any such event occurs and in the reasonable judgment of the Representative or the Issuer, an amendment or supplement to the Official Statement is appropriate, the Issuer shall, at the Company’s expense, forthwith prepare and furnish to the Underwriters a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to counsel for the Underwriters) that will amend or supplement the Official Statement so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Official Statement is delivered to a purchaser or “potential customer,” not misleading.

10.            Expenses.

(a)            The Underwriters will be under no obligation to pay any expenses incidental to the performance of the obligations of the Issuer hereunder, including but not limited to: (1) the cost of the preparation and printing or other reproduction and mailing or delivering of the Official Statement; (2) the cost of the preparation and printing or other reproduction of the Legal Documents and any other agreement to be executed by the Issuer or the Company; (3) the cost of the preparation and delivery of the Bonds; (4) the fees and disbursements of the Trustee, the Paying Agent or the Registrar in connection with the issuance of the Bonds; (5) the fees and disbursements of any experts or advisors retained by the Company; and (6) any other expenses, including, but not limited to, meals, transportation, and lodging, not enumerated in paragraph (b) immediately below, incurred in connection with the issuance of the Bonds. All such expenses listed in this Section 10(a) shall be paid by the Company pursuant to Section 2(e) of the Indemnity Agreement.

(b)            The Issuer will be under no obligation to pay any expenses incidental to the performance of the obligations of the Underwriters hereunder, including but not limited to: (1) the costs of preparing this Purchase Agreement; (2) all advertising expenses in connection with the public offering of the Bonds; (3) any amount required to be paid to the Municipal Securities Rulemaking Board as their special assessments; (4) the fees and disbursements of the Underwriters or counsel to the Underwriters; (5) the fees and disbursements of Bond Counsel or Issuer’s Counsel; (6) the fees of DTC, if any; and (7) all other expenses incurred in connection with the public offering and distribution of the Bonds, including the out-of-pocket expenses of the Underwriters, and the cost of Blue Sky filings, if any. All such expenses listed in this Section 10(b) shall be paid by the Company pursuant to Section 2(e) of the Indemnity Agreement or otherwise included in the expense component of the Underwriters’ discount.

(c)            The provisions of this Section 10 shall remain operative and in full force and effect, and shall survive any termination of this Purchase Agreement or the delivery of the Bonds under this Purchase Agreement.

11.            Use of Documents. The Issuer hereby authorizes the Underwriters to use, in connection with the public offering and sale of the Bonds, this Purchase Agreement, the Preliminary Official Statement, the Official Statement and the Issuer Documents, and the information contained herein and therein; provided, however, that nothing herein shall constitute any representation, warranty or agreement of the Issuer that any information in the Preliminary Official Statement or the Official Statement (except information in the Preliminary Official Statement and the Official Statement under the captions “THE ISSUER” and “LITIGATION –The Issuer”) or this Purchase Agreement or the Issuer Documents is accurate or does not contain any untrue or misleading statement or omit any statement necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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12.            Establishment of Issue Price.

(a)            The Representative, on behalf of the Underwriters, agrees to assist the Issuer in establishing the issue price of the Bonds and shall execute and deliver to the Issuer on the Closing Date an “issue price” or similar certificate, substantially in the form attached hereto as Exhibit A, together with the supporting pricing wires or equivalent communications, with such modifications as may be deemed appropriate or necessary, in the reasonable judgment of the Representative, the Issuer and Bond Counsel, to accurately reflect, as applicable, the sales price or prices or the initial offering price or prices to the public of the Bonds.

(b)            The Issuer represents that it will treat the first price at which 10% of each maturity of the Bonds (the “10% test”) is sold to the public as the issue price of that maturity. At or promptly after the execution of this Bond Purchase Agreement, the Representative shall report to the Issuer the price or prices at which it has sold to the public each maturity of the Bonds. If at that time the 10% test has not been satisfied as to any maturity of the Bonds, the Representative agrees to promptly report to the Issuer the prices at which it sells the unsold Bonds of that maturity to the public. For purposes of this Section, if Bonds mature on the same date but have different interest rates, each separate CUSIP number within that maturity will be treated as a separate maturity of the Bonds.

(c)            The Representative confirms that it has offered the Bonds to the public on or before the date of this Purchase Agreement at the offering price or prices (the “initial offering price”), or at the corresponding yield or yields, set forth in the final Official Statement. Schedule II also sets forth, as of the date of this Purchase Agreement, the maturities, if any, of the Bonds for which the 10% test has not been satisfied and for which the Issuer and the Underwriters agree that (i) the Representative shall retain the unsold Bonds of each maturity for which the 10% test has not been satisfied and not allocate any such Bonds to any other Underwriter and (ii) the restrictions set forth in the next sentence shall apply (the “hold-the-offering-price rule”). So long as the hold-the-offering-price rule remains applicable to any maturity of the Bonds, the Representative will neither offer nor sell unsold Bonds of that maturity to any person at a price that is higher than the initial offering price to the public during the period starting on the sale date and ending on the earlier of the following:

(i)            the close of the fifth (5th) business day after the sale date; or

(ii)            the date on which the Underwriters have sold at least 10% of that maturity of the Bonds to the public at a price that is no higher than the initial offering price to the public.

The Representative will advise the Issuer promptly after the close of the fifth (5th) business day after the sale date whether the Underwriters have sold 10% of that maturity of the Bonds to the public at a price that is no higher than the initial offering price to the public.

(d)            The Representative confirms that:

(i)            any selling group agreement and any third-party distribution agreement relating to the initial sale of the Bonds to the public, together with the related pricing wires, contains or will contain language obligating each dealer who is a member of the selling group and each broker-dealer that is a party to such third-party distribution agreement, as applicable,

(1)            to report the prices at which it sells to the public the unsold Bonds of each maturity allotted to it, whether or not the Closing has occurred, until all Bonds of that maturity allocated to it have been sold or it is notified by the Representative that the 10% test has been satisfied as to the Bonds of that maturity, provided that, the reporting obligation after the Closing Date may be at reasonable periodic intervals or otherwise upon request of the Representative, and

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(2)            to comply with the hold-the-offering-price rule, if applicable, for so long as directed by the Representative, and

(3)            to promptly notify the Representative of any sales of Bonds that, to its knowledge, are made to a purchaser who is a related party to an underwriter participating in the initial sale of the Bonds to the public, and

(4)            to acknowledge that, unless otherwise advised by the dealer or broker-dealer the Underwriters shall assume that each order submitted by the dealer or broker-dealer is a sale to the public.

(ii)            any selling group agreement relating to the initial sale of the Bonds to the public, together with the related pricing wires, contains or will contain language obligating each dealer that is a party to a third-party distribution agreement to be employed in connection with the initial sale of the Bonds to the public to require each broker-dealer that is a party to such third-party distribution agreement to (A) report the prices at which it sells to the public the unsold Bonds of each maturity allocated to it, whether or not the Closing has occurred, until either all Bonds of that maturity allocated to it have been sold or it is notified by the Representative or the dealer that the 10% test has been satisfied as to the Bonds of that maturity, provided that, the reporting obligation after the Closing may be at reasonable periodic intervals or otherwise upon request of the Representative or the dealer, and (B) comply with the hold-the-offering-price rule, if applicable, if and for so long as directed by the Representative or the dealer and as set forth in the related pricing wires.

(e)            The Issuer acknowledges that, in making the representation set forth in this Section 12, the Underwriters will rely on (i) in the event a selling group has been created in connection with the initial sale of the Bonds to the public, the agreement of each dealer who is a member of the selling group to comply with the hold-the-offering-price rule, if applicable, as set forth in a selling group agreement and the related pricing wires, and (ii) in the event that a third-party distribution agreement was employed in connection with the initial sale of the Bonds to the public, the agreement of each broker-dealer that is a party to such agreement to comply with the hold-the-offering-price rule, if applicable, as set forth in the third-party distribution agreement and the related pricing wires. The Issuer further acknowledges that the Underwriters shall not be liable for the failure of any dealer who is a member of a selling group, or of any broker-dealer that is a party to a third-party distribution agreement, to comply with its corresponding agreement regarding the hold-the-offering-price rule as applicable to the Bonds.

(f)            The Underwriters acknowledge that sales of any Bonds to any person that is a related party to an underwriter participating in the initial sale of the Bonds to the public shall not constitute sales to the public for purposes of this section. Further, for purposes of this section:

(i)            “public” means any person other than an underwriter or a related party to an underwriter,

(ii)            “underwriter” means (A) any person that agrees pursuant to a written contract with the Issuer (or with the lead underwriter to form an underwriting syndicate) to participate in the initial sale of the Bonds to the public and (B) any person that agrees pursuant to a written contract directly or indirectly with a person described in clause (A) to participate in the initial sale of the Bonds to the public (including a member of a selling group or a party to a third-party distribution agreement participating in the initial sale of the Bonds to the public),

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(iii)          a purchaser of any of the Bonds is a “related party” to an underwriter if the underwriter and the purchaser are subject, directly or indirectly, to (i) more than 50% common ownership of the voting power or the total value of their stock, if both entities are corporations (including direct ownership by one corporation of another), (ii) more than 50% common ownership of their capital interests or profits interests, if both entities are partnerships (including direct ownership by one partnership of another), or (iii) more than 50% common ownership of the value of the outstanding stock of the corporation or the capital interests or profit interests of the partnership, as applicable, if one entity is a corporation and the other entity is a partnership (including direct ownership of the applicable stock or interests by one entity of the other), and

(iv)          “sale date” means the date of execution of this Purchase Agreement by all parties.

13.            Qualification of Securities. The Issuer (at the expense of the Company) will furnish such information, execute such instruments and take such other action in cooperation with the Underwriters as the Underwriters may reasonably request to qualify the Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions of the United States as the Underwriters may designate and to provide for the continuance of such qualification; provided, however, that the Issuer will not be required to qualify as a foreign corporation or to file any general or special consents to service of process under the laws of any state.

14.            Notices. Any notice or other communication to be given under this Purchase Agreement may be given by delivering the same in writing, if to (a) the Issuer, at the address of the Issuer set forth on page one hereof, (b) the Company, to 7272 Wisconsin Avenue, Suite 1800, Bethesda, Maryland 20814; Attention: Wushuang Ma, Vice President and Treasurer, and (c) the Representative, to: 388 Greenwich Street, Trading – 4th Floor, New York, New York 10013; Attention: David Livingstone.

15.            Benefit. This Purchase Agreement is made solely for the benefit of the Issuer, the Company, and the Underwriters (including persons controlling the Underwriters, the Issuer, or the Company and the successors or assigns of the Underwriters, the Issuer, or the Company) and no other person, partnership, association or corporation shall acquire or have any right hereunder or by virtue hereof. Except as otherwise expressly provided herein, all of the agreements and representations of the Issuer and the Company contained in this Purchase Agreement and in any certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of: (i) any investigation made by or on behalf of the Underwriters; (ii) delivery of and payment for the Bonds hereunder; or (iii) any termination of this Purchase Agreement, other than pursuant to Section 8.

16.            Approval. The approval of the Representative when required hereunder or the determination of its satisfaction as to any document referred to herein shall be in writing signed by the Representative and delivered to the Issuer.

17.            Governing Law. THIS PURCHASE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, AND FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA WITHOUT REGARD TO CHOICE OF LAW RULES.

18.            Counterparts. This Purchase Agreement may be executed in several counterparts, each of which shall be deemed an original hereof. Executed counterparts transmitted electronically shall be binding on the parties hereto.

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19.            Special and Limited Obligations. Any and all obligations of the Issuer under this Purchase Agreement are special and limited obligations of the Issuer, payable solely from the Trust Estate. The obligations of the Issuer under this Purchase Agreement are not in any respect a general obligation of the Issuer, nor are they payable in any manner from revenues raised by taxation.

20.            Entire Agreement. This Purchase Agreement, together with the Indemnity Agreement, embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter, and it is agreed that there are no terms, understandings, representations or warranties, express or implied, other than those set forth herein.

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Very truly yours,

CITIGROUP GLOBAL MARKETS INC., as Representative

By:	/s/ David Livingstone
Name: David Livingstone
Title: Managing Director

Approved and Agreed to:

THE INDUSTRIAL DEVELOPMENT AUTHORITY OF SUMTER COUNTY

By:	/s/ Eddie Hardaway, Jr.
Name: Eddie Hardaway, Jr.
Title: Chairman

Approved:

ENVIVA INC.

By:	/s/ Shai Even
Name: Shai Even
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

SCHEDULE I

Principal Amount, Maturity, Interest Rate and Price

Principal Amount	Maturity Date	Mandatory Tender Date	Interest Rate	Price
$250,000,000	July 15, 2052	July 15, 2032	6.000%	100.000

Redemption Provisions

Optional Redemption. The Bonds are subject to redemption in whole or in part at any time prior to January 15, 2029, at the option of the Company, in such order of maturity as the Issuer may choose at the direction of the Company, and within a maturity by lot as selected by the Trustee, at the greater of (1) the Amortized Redemption Price and (2) the Make-Whole Premium, as of the relevant redemption date, and accrued and unpaid interest thereon, if any, to the redemption date; provided, however, that such redemption price will not be less than 103% of the principal amount of the Series 2022 Bonds to be redeemed.

“Amortized Redemption Price” means (i) with respect to the Bonds, the Amortized Value of Bonds to be prepaid to, but not including, the redemption date and (ii) with respect to any Additional Bonds as applicable, the definition set forth in the applicable Supplemental Indenture.

“Amortized Value” means (i) with respect to the Bonds, the principal amount of the Bonds to be prepaid multiplied by the price of such Bonds, expressed as a percentage, calculated based on industry standard methods of calculating bond prices, with a delivery date equal to the prepayment date or the maturity date of such Bonds, as applicable (taking into account any optional prepayment provision) and a yield equal to the original offering yield of such Bonds, and (ii) with respect to any Additional Bonds (as defined in the Indenture), as applicable, the definition set forth in the applicable supplemental Indenture.

“Make-Whole Premium” means, with respect to any Bonds as of a redemption date, as determined by the Company, the sum of the present value of the remaining scheduled payments of principal of and premium and interest on the Bonds subject to redemption to January 15, 2029, assuming for purposes of such present value calculation that all of the redeemed Bonds remained outstanding until January 15, 2029, and were redeemed on that date at the redemption price of 103% of the principal amount of the Bonds to be redeemed. For purposes of such calculation of the redemption price, the remaining payments shall be discounted to the date on which the applicable Bonds are to be redeemed on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the MMD Index Rate (as defined below) as of such redemption date, plus thirty (30) basis points.

“MMD Index Rate” means a rate equal to the index rate resets of tax exempt variable rate issues known as Municipal Market Data General Obligation, AAA Index, with a designated maturity most closely approximating the period of time for which the MMD Index Rate may apply, as published on any business day by Municipal Market Data, a Thomson Financial Services Company, or its successors.

In addition, the Bonds are subject to redemption in whole or in part at any time on or after January 15, 2029, at the option of the Company, in such order of maturity as the Issuer may choose at the direction of the Company, and within a maturity by lot as selected by the Trustee, at the redemption prices (expressed as a percentage of the principal amount thereof) shown below, plus interest accrued to the redemption date.

I-1

Redemption Date	Redemption Price
January 15, 2029 through January 14, 2030	103%
January 15, 2030 through January 14, 2031	102%
January 15, 2031 through January 14, 2032	101%
January 15, 2032 and thereafter	100%

Excess Proceeds Mandatory Redemption. If on the Completion Date, there shall remain any moneys in the Construction Fund related to the Bonds in excess of the amount to be reserved for the payment of unpaid items of the Costs of the Project (the “Excess Proceeds”), such Excess Proceeds shall be, as directed in writing by an Authorized Representative of the Company, (i) transferred to the subaccount of the Principal Account of the Bond Fund for the Bonds, (ii) invested as directed in an Opinion of Bond Counsel and (iii) applied by the Trustee to redeem, at the Amortized Redemption Price (together with accrued and unpaid interest on the Bonds being redeemed), that principal amount of the Bonds (adjusted to reflect Authorized Denominations) no earlier than the first day of the month that is at least 30 days after the redemption notice is delivered (the “Mandatory Redemption Date”), which Mandatory Redemption Date must be within one year of the Completion Date. Any remaining Excess Proceeds shall remain in the Bond Fund, invested as provided above, and used until depleted to pay principal and interest on the Bonds on each subsequent interest payment date for the Bonds. Any of said Bonds redeemed in accordance with clause (iii) above shall be cancelled and the Company will receive a credit corresponding to the principal amount of Bonds so redeemed against its obligations to make payments under the Loan Agreement and the Note.

Mandatory Redemption Upon Determination of Taxability. The Bonds shall be subject to mandatory redemption at a redemption price equal to the Amortized Redemption Price (together with accrued and unpaid interest), of the principal amount of the Bonds (adjusted to reflect Authorized Denominations) on the next applicable Mandatory Redemption Date after a Determination of Taxability, which Mandatory Redemption Date must be within 90 days after the Determination of Taxability. Subject to the foregoing, the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel acceptable to the Company, the redemption of a portion of such Bonds (adjusted to reflect Authorized Denominations) would have the result that interest payable on the Bonds remaining Outstanding after such redemption would not be includable in the gross income for federal income tax purposes of any owner of any such Series 2022 Bonds. Any such partial redemption shall be in such amount as is necessary to accomplish such result.

I-2

SCHEDULE II

HOLD-THE-OFFERING-PRICE MATURITIES

None.

II-1

EXHIBIT A

FORM OF ISSUE PRICE CERTIFICATE

$250,000,000
THE INDUSTRIAL DEVELOPMENT AUTHORITY OF SUMTER COUNTY
EXEMPT FACILITIES REVENUE BONDS
(ENVIVA INC. PROJECT), SERIES 2022

The undersigned, on behalf of Citigroup Global Markets Inc. (the “Representative”), Barclays Capital Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, Truist Securities, Inc. and Loop Capital Markets, LLC (collectively with the Representative, the “Underwriters”) hereby certifies as set forth below with respect to the sale and issuance of the above-captioned obligations (the “Bonds”).

Select appropriate provisions below:

1.            Alternative 11 – All Maturities Use General Rule: Sale of the Bonds. As of the date of this certificate, for each Maturity of the Bonds, the first price at which at least 10% of such Maturity of the Bonds was sold to the Public is the respective price listed in Schedule A.][Alternative 22 – Select Maturities Use General Rule: Sale of the General Rule Maturities. As of the date of this certificate, for each Maturity of the General Rule Maturities, the first price at which at least 10% of such Maturity of the Bonds was sold to the Public is the respective price listed in Schedule A.]

2.            Initial Offering Price of the [Bonds][Hold-the-Offering-Price Maturities].

(a)           [Alternative 13 – All Maturities Use Hold-the-Offering-Price Rule: The Underwriters offered the Bonds to the Public for purchase at the respective initial offering prices listed in Schedule A (the “Initial Offering Prices”) on or before the Sale Date. A copy of the pricing wire or equivalent communication for the Bonds is attached to this certificate as Schedule B.] [Alternative 24 – Select Maturities Use Hold-the-Offering-Price Rule: The Underwriters offered the Hold-the-Offering-Price Maturities to the Public for purchase at the respective initial offering prices listed in Schedule A (the “Initial Offering Prices”) on or before the Sale Date. A copy of the pricing wire or equivalent communication for the Bonds is attached to this certificate as Schedule B.]

(b)           [Alternative 1 – All Maturities use Hold-the-Offering-Price Rule: As set forth in the Bond Purchase Agreement, the Underwriters have agreed in writing that, (i) the Representative would retain the unsold Bonds of each maturity and not allocate any such Bonds to any other Underwriter, (ii) for each Maturity of the Bonds, the Representative would neither offer nor sell any of the unsold Bonds of such Maturity to any person at a price that is higher than the Initial Offering Price for such Maturity during the Holding Period for such Maturity (the “hold-the offering-price rule”), and (ii) any selling group agreement shall contain the agreement of each dealer who is a member of the selling group, and any third-party distribution agreement shall contain the agreement of each broker-dealer who is a party to the third-party distribution agreement, to comply with the hold-the-offering-price rule. The Representative has not offered or sold unsold Bonds of any Maturity of the Bonds at a price that is higher than the respective Initial Offering Price for that Maturity of the Bonds during the Holding Period. [Alternative 2 - Select Maturities Use Hold-the-Offering-Price Rule: As set forth in the Bond Purchase Agreement, the Underwriters have agreed in writing that, (i) the Representative would retain the unsold Bonds of each Hold-the-Offering-Price Maturity and not allocate any such Bonds to any other Underwriter, (ii) for each Maturity of the Hold-the-Offering-Price Maturities, it would neither offer nor sell any of the unsold Bonds of such Maturity to any person at a price that is higher than the Initial Offering Price for such Maturity during the Holding Period for such Maturity (the “hold-the-offering-price rule”), and (ii) any selling group agreement shall contain the agreement of each dealer who is a member of the selling group, and any third-party distribution agreement shall contain the agreement of each broker-dealer who is a party to the third-party distribution agreement, to comply with the hold-the-offering-price rule. The Representative has not offered or sold unsold Bonds of any Hold-the-Offering-Price Maturity of the Bonds at a price that is higher than the respective Initial Offering Price for that Maturity of the Bonds during the Holding Period.

1 If Alternative 1 is used, delete the remainder of paragraph 1 and all of paragraph 2 and renumber paragraphs accordingly.

2 If Alternative 2 is used, delete Alternative 1 of paragraph 1 and use each Alternative 2 in paragraphs 2(a) and (b).

3 If Alternative 1 is used, delete all of paragraph 1 and renumber paragraphs accordingly.

4 Alternative 2(a) of paragraph 2 should be used in conjunction with Alternative 2 in paragraphs 1 and 2(b).

A-1

3.                Defined Terms.

[(a)             General Rule Maturities means those Maturities of the Bonds listed in Schedule A hereto as the “General Rule Maturities.”]

[(b)            Hold-the-Offering-Price Maturities means those Maturities of the Bonds listed in Schedule A hereto as the “Hold-the-Offering-Price Maturities.”]

[(c)            Holding Period means, with respect to a Hold-the-Offering-Price Maturity, the period starting on the Sale Date and ending on the earlier of (i) the close of the fifth business day after the Sale Date ([●], 2022), or (ii) the date on which the Underwriters have sold at least 10% of such Hold-the-Offering-Price Maturity to the Public at prices that are no higher than the Initial Offering Price for such Hold-the-Offering-Price Maturity.]

(d)            Issuer means The Industrial Development Authority of Sumter County.

(e)            Maturity means Bonds with the same credit and payment terms. Bonds with different maturity dates, or Bonds with the same maturity date but different stated interest rates, are treated as separate maturities.

(f)            Public means any person (including an individual, trust, estate, partnership, association, company, or corporation) other than an Underwriter or a related party to an Underwriter.

(g)            Related Party means an entity that shares with another entity (1) more than 50% common ownership of the voting power or the total value of their stock, if both entities are corporations (including direct ownership by one corporation of another), (2) more than 50% common ownership of their capital interests or profits interests, if both entities are partnerships (including direct ownership by one partnership of another), or (3) more than 50% common ownership of the value of the outstanding stock of the corporation or the capital interests or profit interests of the partnership, as applicable, if one entity is a corporation and the other entity is a partnership (including direct ownership of the applicable stock or interests by one entity of the other).

(h)            Sale Date means the first day on which there is a binding contract in writing for the sale of a Maturity of the Bonds. The Sale Date of the Bonds is [●], 2022.

(i)            Underwriter means (i) any person that agrees pursuant to a written contract with the Issuer (or with the lead underwriter to form an underwriting syndicate) to participate in the initial sale of the Bonds to the Public, and (ii) any person that agrees pursuant to a written contract directly or indirectly with a person described in clause (i) of this paragraph to participate in the initial sale of the Bonds to the Public (including a member of a selling group or a party to a third-party distribution agreement participating in the initial sale of the Bonds to the Public).

A-2

The representations set forth in this certificate are limited to factual matters only. Nothing in this certificate represents the Underwriters’ interpretation of any laws, including specifically Sections 103 and 148 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder. The undersigned understands that the foregoing information will be relied upon by the Issuer and the Borrower with respect to certain of the representations set forth in the Tax Regulatory Agreement and with respect to compliance with the federal income tax rules affecting the Bonds, and by Maynard Cooper & Gale, P.C., Bond Counsel, in connection with rendering its opinion that the interest on the Bonds is excluded from gross income for federal income tax purposes, the preparation of Internal Revenue Service Form 8038, and other federal income tax advice it may give to the Issuer and the Company from time to time relating to the Bonds.

CITIGROUP GLOBAL MARKETS INC.

By:

Name:

Dated: [_________ __, 2022]

A-3

SCHEDULE A

SALE PRICES OF THE GENERAL RULE MATURITIES AND
INITIAL OFFERING PRICES OF THE HOLD-THE-OFFERING-PRICE MATURITIES

(Attached)

SCHEDULE B

PRICING WIRE OR EQUIVALENT COMMUNICATION

(Attached)

APPENDIX A

$250,000,000
The Industrial Development Authority of Sumter County
Exempt Facilities Revenue Bonds
(Enviva Inc. Project), Series 2022

REPRESENTATION AND INDEMNITY AGREEMENT

June 30, 2022

Citigroup Global Markets Inc.

388 Greenwich Street, Trading – 4th Floor

New York, NY 10013

The Industrial Development Authority of Sumter County

Sumter County Commission Annex

104 Hospital Drive

Livingston, Alabama 35470

Attention: Chairman

Ladies and Gentlemen:

Pursuant to a Bond Purchase Agreement of even date herewith (the “Bond Purchase Agreement”) between The Industrial Development Authority of Sumter County (the “Issuer”) and Citigroup Global Markets Inc., on behalf of itself and as representative (the “Representative”) of Barclays Capital, Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, Truist Securities, Inc. and Loop Capital Markets, LLC (collectively with the Representative, the “Underwriters”), and approved by Enviva Inc., a Delaware corporation (the “Company”), the Issuer has agreed to issue and sell to the Underwriters, and the Underwriters have agreed to purchase from the Issuer, the bonds identified above (the “Bonds”). The Underwriters further have agreed to offer the Bonds for sale in a bona fide public offering involving the distribution of the Official Statement described in the Bond Purchase Agreement. The capitalized terms in this Representation and Indemnity Agreement are used with the meanings set forth in the Bond Purchase Agreement.

The Company hereby (1) approves the terms and provisions of the Bond Purchase Agreement and of the Bonds, (2) requests the Issuer to issue and sell the Bonds, (3) acknowledges that the Issuer and the Representative are entering into the Bond Purchase Agreement, and agreeing to sell and purchase the Bonds on the terms therein set forth, in reliance on the representations, warranties and covenants of the Company contained in this Representation and Indemnity Agreement and the Company consents to such reliance hereon, and (4) acknowledges and agrees that the Issuer is a conduit issuer and has not prepared or assisted in the preparation of the Preliminary Official Statement or the Official Statement, and is not responsible for any statements made therein, except for the information contained under the captions “THE ISSUER” and “LITIGATION—The Issuer”.

The Company hereby deems the Preliminary Official Statement final as of its date and as of the date hereof for purposes of Rule 15c2-12 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 15c2-12”), except for any information which is permitted to be omitted therefrom in accordance with paragraph (b)(1) thereof.

The Company acknowledges and agrees that: (i) the purchase and sale of the Bonds pursuant to the Bond Purchase Agreement is an arm’s-length commercial transaction among the Issuer, the Company and the Underwriters; (ii) in connection therewith and with the discussions, undertakings and procedures leading up to the consummation of such transaction, each Underwriter is and has been acting solely as a principal and is not acting as the agent, advisor, fiduciary or Municipal Advisor (as defined in Section 15B of the Securities Exchange Act of 1934, as amended) of the Issuer or the Company; (iii) the Underwriters have not assumed an advisory or fiduciary responsibility in favor of the Issuer or the Company with respect to the offering contemplated hereby or the discussions, undertakings and procedures leading thereto (irrespective of whether the Underwriters have provided other services or is currently providing other services to the Issuer or the Company on other matters) and the Underwrites have no obligation to the Issuer or the Company with respect to the offering contemplated hereby except the obligations expressly set forth in the Bond Purchase Agreement; and (iv) the Company has consulted its own legal, financial and other advisors to the extent it has deemed appropriate.

Section 1. Company Representations and Warranties. The Company makes the following representations, warranties and covenants as of the date hereof and as of the Closing Date, all of which will survive the sale and delivery of the Bonds to the Underwriters:

(a)            The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Alabama (the “State”) and is in good standing in the State and in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary and has, and at the Closing Date will have, full power and authority under the laws of each of Delaware and the State to execute and deliver this Representation and Indemnity Agreement and to perform its obligations hereunder.

(b)            The Company has the authority to own its properties and conduct its business as now conducted and to execute and perform its obligations under this Representation and Indemnity Agreement and any other documents and certificates executed and delivered by the Company, and has complied in all material respects with all applicable requirements of the United States, the State of Delaware and the State, and their respective agencies and instrumentalities, to operate its business as it is expected to be operated in accordance with the Legal Documents.

(c)            The Company has taken all action necessary to make the Company Agreements the valid obligations of the Company that they purport to be, and, when executed and delivered by the parties hereto, the Company Agreements including this Representation and Indemnity Agreement will constitute valid and binding agreements of the Company and will be enforceable in accordance with their respective terms, except as the enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights.

(d)            The execution and delivery of the Company Agreements and compliance with the provisions of each of such instruments will not conflict with or constitute on the part of the Company a violation of, breach of or default under its organizational documents or any statute, indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which the Company is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties, nor will any such execution, delivery or compliance result in the creation or disposition of any lien, charge or other security interest or encumbrance of any nature whatsoever upon any of the properties or other assets of the Company under the terms of any such law, regulation or instrument, except as contemplated by the Bonds, the Indenture or other instrument securing the Bonds.

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(e)            The Company shall, in the ordinary course of its business, file applications or requests for consents, permits, approvals, resolutions, authorizations or other actions by, or filings with, any governmental authority, court, regulatory body or any other person, that are required to be obtained or made by the Company in connection with the construction and operation of the Project or the execution, delivery or performance by the Company of the Company Agreements, and the Company does not expect any unusual delay or difficulty in obtaining such permits and approvals.

(f)            Except as described in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any court, public board or body, pending or threatened, against or affecting the Company or the Project, or to the best knowledge of the Company, any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by the Company Agreements or which in any way would materially adversely affect the Company Agreements or any other agreement or instrument to which the Company is a party and which is used or contemplated hereby and by the Indenture, or the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes as described in the Official Statement.

(g)            The Company is not in breach of or default under any applicable law or administrative regulation of the State or the United States or any applicable judgment or decree or administrative ruling or any agreement, resolution, certificate or other instrument to which the Company is a party or is otherwise subject, which breach or default would in any way materially adversely affect the transaction contemplated by the Company Agreements or the issuance of the Bonds, and no event has occurred and is continuing which with the passage of time or the giving of notice, or both, would constitute such a breach of or default under any such instrument.

(h)            Except for information which is permitted to be omitted pursuant to Rule 15c2-12(b)(1), the Preliminary Official Statement is, as of its date and as of the date hereof, true and correct in all material respects and did not and does not contain any untrue or misleading statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to any information contained in the Official Statement specifically provided by the Issuer or the Underwriters for inclusion in the Official Statement.

(i)            The Official Statement is, as of its date and at all times after the date of the Official Statement up to and including the Closing Date will be, true and correct in all material respects and will not contain any untrue or misleading statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to any information contained in the Official Statement specifically provided by the Issuer or the Underwriters for inclusion in the Official Statement.

(j)            If the Official Statement is supplemented or amended, at the time of each supplement or amendment thereto and (unless subsequently again supplemented or amended) at all times subsequent thereto up to and including the time of the Closing, the Official Statement as so supplemented or amended will be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to any information contained in the Official Statement specifically provided by the Issuer or the Underwriters for inclusion in the Official Statement.

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(k)            If between the date hereof and the time of Closing, any event shall occur which might or would cause the Official Statement, as then supplemented or amended, to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall notify the Underwriters thereof, and if, in the opinion of the Representative, such event requires the preparation and publication of a supplement or amendment to the Official Statement, the Company shall promptly (and in any event before the Closing) prepare and furnish or cause the Issuer to prepare and furnish (at the expense of the Company) a reasonable number of copies of an amendment of or supplement to the Official Statement in form and substance satisfactory to the Representative. The Company shall advise the Representative promptly of the institution of any proceedings known to it by any governmental agency prohibiting or otherwise affecting the use of the Preliminary Official Statement or the Official Statement in connection with the offering, sale or distribution of the Bonds.

(l)            Any certificate signed by an officer of the Company and delivered to the Underwriters or to the Trustee shall be deemed a representation and warranty of the Company, as the case may be, to the Underwriters or the Trustee, as the case may be, as to the statements made therein.

(m)            Within seven (7) business days after the execution of this Representation and Indemnity Agreement, the Company shall deliver or cause to be delivered to the Underwriters (and the Company hereby consents to such delivery) copies of the Official Statement (with only such changes therein as shall have been approved by the Underwriters), in such quantities as the Underwriters shall reasonably request.

(n)            Except as disclosed in the Official Statement, the Company has had no instances of failing to materially comply with its continuing disclosure obligations during the last five years.

Section 2. Company Covenants. The Company covenants that it will:

(a)            During the period commencing on the Closing Date and ending twenty-five (25) days from the end of the underwriting period, advise the Issuer and the Underwriters if any event relating to or affecting the Official Statement shall occur as a result of which it may be necessary or appropriate to amend or supplement the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or “potential customer” (as defined for purposes of Rule 15c2-12). If any such event occurs and in the reasonable judgment of the Representative or the Issuer, an amendment or supplement to the Official Statement is appropriate, the Company shall, at its expense, forthwith prepare and furnish, or cause the Issuer to prepare and furnish (at the expense of the Company), to the Underwriters a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to counsel for the Underwriters) that will amend or supplement the Official Statement so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Official Statement is delivered to a purchaser or “potential customer,” not misleading.

(b)            Advise the Issuer and the Underwriters promptly of (i) any proposal to amend or supplement the Official Statement, and (ii) the institution of any proceedings known to it by any governmental agency prohibiting or otherwise affecting the use of the Official Statement in connection with the offering, sale or distribution of the Bonds. The Company will not effectuate such amendment or supplement without the consent of the Issuer and the Representative, which consent shall not be unreasonably withheld.

(c)            Furnish such information, execute such instruments and take such other action in cooperation with the Underwriters as the Underwriters may reasonably request to qualify the Bonds for offer and sale under the Blue Sky or other securities laws or regulations of such states and other jurisdictions of the United States as the Underwriters may designate, provided that the Company shall not be required to qualify to do business in any such jurisdiction.

4

(d)            Refrain from taking any action, or from permitting any action, with regard to which the Company may exercise control, that would result in the loss of the excludability of interest on the Bonds from gross income for federal income tax purposes or that would cause the proceeds of the Bonds to be applied in a manner other than as provided in the Official Statement and the Company Agreements.

(e)            Pay the expenses required to be paid by the Company pursuant to the Bond Purchase Agreement.

Section 3. Company Indemnity.

(a)            The Company agrees to indemnify and hold harmless the Issuer, the Underwriters, each person, if any, who controls the Underwriters or the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of their partners, members, servants, agents, officers, directors, officials and employees (each an “Indemnified Party”) to the extent permitted under applicable law, from and against any and all losses, claims, damages, liabilities and expenses (including legal fees and expenses and the reasonable costs of investigation) (i) arise out of the use and distribution of the Preliminary Official Statement or the Official Statement, (ii) caused by any untrue or alleged untrue statement of a material fact in the information contained in the Preliminary Official Statement or the Official Statement, or in any amendment or supplement thereto, (iii) caused by an omission or alleged omission of a material fact necessary to make the statements in the Preliminary Official Statement or the Official Statement or in any amendment or supplement thereto, in the light of the circumstances under which they were made, not misleading in any material respect, or (iv) arise out of or are based upon the failure to register the Bonds under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended; provided, however, that the Company will not be liable to any Indemnified Party for any untrue statement or omission or allegation thereof with respect to the information contained under the headings “THE ISSUER,” “LITIGATION – The Issuer” and “UNDERWRITING” in the Preliminary Official Statement or the Official Statement, or in any amendment or supplement thereto.

(b)            If any action or claim (including any governmental investigation) shall be brought or asserted against an Indemnified Party, in respect of which indemnity may be sought from the Company under subparagraph (a) above, the Indemnified Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company has specifically authorized the employment of such counsel and has agreed to pay the fees and expenses of such counsel, or (ii) within sixty (60) days after receipt of notification, the Company has failed to notify the named parties that it shall assume the defense and employ counsel. The Company shall select, and pay the fees and expenses of, counsel which is reasonably acceptable to the Indemnified Party, for the Indemnified Party, which is not the Company’s counsel, if the named parties to any such action (including any impleaded parties), including the Indemnified Party, shall have been advised by its counsel (which advice shall have been concurred with by counsel representing the Company) that there are one or more legal defenses available to it which are different from or additional to those available to the Company and that representation of the Indemnified Party and the Company by counsel representing the Company would be inappropriate under applicable standards of professional conduct (in which case the Company shall not have the right to assume the defense of the action on behalf of such Indemnified Party). The Company shall not be liable, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances for which indemnification is provided, for the fees and expenses of more than one separate firm of attorneys at any point in time for the Indemnified Party (which firm shall be designated in a written notice from the Company approved by the Indemnified Party). The Company shall not be liable for any settlement of any action with respect to which it is required to indemnify the Indemnified Party hereunder effected without its consent, but if settled with the consent of the Company, or if there is a final judgment for the plaintiff in any such action, the Company will indemnify and hold harmless any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnified Party shall promptly pay over to the Company any moneys awarded to it in connection with the defense of any such action or claim for which the Company had previously paid funds or incurred liability to the Indemnified Party.

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(c)            If the indemnification provided for in this Section 3 is unavailable to an Indemnified Party in respect of any loss, claim, damage, liability or expense referred to herein, then the Company, which would otherwise be obligated to provide such indemnification hereunder, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Party on the other hand from the offering of the Bonds, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (i) above and the relative fault of the Company on the one hand and of the Indemnified Party on the other hand in connection with the event which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, that in no event shall the amount to be so contributed by any Indemnified Party exceed the amount of the compensation actually received by such Indemnified Party hereunder. The relative fault of the Company on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether any untrue or misleading or alleged untrue or misleading statement of a material fact or any omission to state a material fact relates to information supplied by the Company or by the Indemnified Party and the Indemnified Party’s and the Company’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)            The indemnity, contribution and other agreements contained in this Representation and Indemnity Agreement and the representations and warranties of the Company set forth in this Representation and Indemnity Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Indemnified Party, (ii) any termination of the Bond Purchase Agreement, any Company Agreement, or this Representation and Indemnity Agreement, and (iii) the delivery and sale of the Bonds; provided, however, that the Company shall not be liable under this Section in respect of any loss, claim, damage, liability or expense to which an Indemnified Party may become subject to the extent that it is finally judicially determined or determined by binding arbitration that such loss, claim, damage or liability arose substantially out of the gross negligence, willful misconduct or bad faith of such Indemnified Party. Any successor of an Indemnified Party shall be entitled to the benefit of the indemnity and contribution agreements contained in this Section 3. The term “successor” shall not include any purchaser of Bonds from the Underwriters merely because of such purchase.

Section 4. Parties in Interest. This Representation and Indemnity Agreement is made solely for the benefit of the Indemnified Parties, the Issuer, the Company, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Representation and Indemnity Agreement. The terms “successors” and “assigns” shall not include any purchaser of Bonds from the Underwriters merely because of such purchase.

Section 5. Entire Agreement. This Representation and Indemnity Agreement contains the entire agreement of the Company, the Underwriters and the Issuer with respect to the representations and indemnities contemplated by this Representation and Indemnity Agreement and, except as expressly provided otherwise herein, nothing in this Representation and Indemnity Agreement is intended to convey to any person other than the parties and their respective permitted successors and assigns hereunder any rights or remedies against or obligations to the Company under or by reason of this Representation and Indemnity Agreement. Without limiting the generality of the foregoing, this Representation and Indemnity Agreement shall completely and fully supersede all other understandings and agreements of the Company and the Underwriters with respect to such representations and indemnities.

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Section 6. Counterparts. This Representation and Indemnity Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Executed counterparts transmitted electronically shall be binding on the parties hereto.

Section 7. Notices. All notices, requests, demands and formal actions hereunder will be in writing, mailed, telegraphed or delivered to:

The Representative:

Citigroup Global Markets Inc.

388 Greenwich Street, Trading – 4th Floor

New York, New York 10013

Attention: David Livingstone

The Issuer:

The Industrial Development Authority of Sumter County

Sumter County Commission Annex

104 Hospital Drive

Livingston, Alabama 35470

Attention: Chairman

The Company:

Enviva Inc.

7272 Wisconsin Avenue, Suite 1800

Bethesda, Maryland 20814

Attention: Wushuang Ma, Vice President and Treasurer

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Section 8. Authorization, Effectiveness and Governing Law. This Representation and Indemnity Agreement shall become effective upon the execution of the acceptance hereto by an authorized representative of the Representative and the Issuer, shall be valid and enforceable as of the time of such acceptance, and shall be governed by and construed in accordance with the laws of the State of Alabama.

Very truly yours,

ENVIVA INC.

By:	/s/ Shai Even
Name: Shai Even
Title: Executive Vice President and Chief Financial Officer

Accepted

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ David Livingtonstone
Name:	David Livingstone
Title: Managing Director

THE INDUSTRIAL DEVELOPMENT AUTHORITY OF SUMTER COUNTY

By:	/s/ Eddie Hardaway, Jr.
Name:	Eddie Hardaway, Jr.
Title:	Chairman

APPENDIX B

Form of Company Counsel Opinion

[Intentionally Omitted]

B-1

APPENDIX C

Form of Issuer’s Counsel Opinion

[Intentionally Omitted]